UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 27, 2025
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02	Results of Operations and Financial Condition

To the extent applicable, the information contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into Item 2.02 of this Current Report on Form 8-K.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2025, Brian Gleason notified Criteo S.A. (the “Company”) of his decision to resign as Chief Revenue Officer and President, Retail Media, effective July 29, 2025 to pursue a chief executive officer opportunity at a private company. The Company thanks Mr. Gleason for his contributions and wishes him well in his future endeavors. The Company remains fully confident in its execution and strategy and will announce its financial results for the second quarter ended June 30, 2025, on Wednesday, July 30, 2025.

Forward-Looking Statements Disclosure

This report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended that are based on beliefs of management of the Company and assumptions and on information currently available to the Company’s management. These forward-looking statements include, but are not limited to, statements regarding the Company's second quarter 2025 financial results. Forward-looking statements represent the Company’s management’s beliefs and assumptions only as of the date of this report, and nothing in this report should be regarded as a representation by any person that these beliefs or assumptions will take place or occur. You should read the Company’s most recent Annual Report on Form 10-K filed on February 28, 2025, and subsequent Quarterly Reports on Form 10-Q, including the Risk Factors set forth therein and the exhibits thereto, as well as future filings and reports by the Company, completely and with the understanding that the Company’s actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: July 1, 2025	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer